ICR Conference 2017 January 10 th and 11 th Ron Lombardi, President & CEO | Christine Sacco, CFO NYSE: PBH Exhibit 99.1

2 This presentation contains certain “forward - looking” statements within the meaning of the Private Securities Litigation Reform A ct of 1995, such as statements regarding the Company’s expected financial performance, including revenue growth, adjusted EPS, and adjusted fr ee cash flow; the Company’s ability to de - lever; the Company’s ability to repeat its M&A strategy; the expected timing for consummating the ac quisition of Fleet; the acquisition’s impact on revenues, organic growth, cash flow, earnings per share and leverage; the expected revenue s, growth and market position of the acquired brands; the impact of the acquisition on the Company’s brand - building and product development in itiatives; the ability to achieve synergies from the acquisition; the Company’s ability to leverage the Fleet manufacturing facility and R&D re sources; the Company’s expected financing for the transaction; and the success of the Company’s strategy of acquiring, integrating and bui ldi ng brands. Words such as "continue," "will," “expect,” “project,” “anticipate,” “estimate,” “may,” “should,” “could,” “would,” and simil ar expressions identify forward - looking statements. Such forward - looking statements represent the Company’s expectations and beliefs and involve a numbe r of known and unknown risks, uncertainties and other factors that may cause actual results to differ materially from those expres sed or implied by such forward - looking statements. These factors include, among others, failure to satisfy the closing conditions for the acquisit ion including approval under the Hart - Scott Rodino Antitrust Improvements Act, general economic and business conditions, the failure to successfully integrate the Fleet brands, manufacturing facility and R&D resources, competitive pressures, unexpected costs or liabilities, an d disruptions resulting from the integration, and other risks set forth in Part I, Item 1A. Risk Factors in the Company’s Annual Report on For m 10 - K for the year ended March 31, 2016 and in Part II, Item 1A. Risk Factors in the Company’s Quarterly Report on Form 10 - Q for the quarter ended September 30, 2016. You are cautioned not to place undue reliance on these forward - looking statements, which speak only as of the date this pr esentation. Except to the extent required by applicable law, the Company undertakes no obligation to update any forward - looking statement co ntained in this presentation, whether as a result of new information, future events, or otherwise. Safe Harbor Disclosure

3 Agenda for Today’s Discussion I. Who Is Prestige Brands? II. Performance Highlights III. Fleet Overview IV. FY 17 Outlook and the Road Ahead

4 I. Who Is Prestige Brands?

5 Prestige Brands is the largest independent OTC products Company in North America. The Company markets and sells well - known, brand name, over - the - counter healthcare and household cleaning products throughout the U.S. and Canada, Australia, and certain other international markets. We operate in niche segments within these categories in which the strength of our brand names, our established retail distribution network, a low cost operating model and experienced management team are key to our success.

6 Source: Company records Helping Consumers Care for Themselves

7 $ * Market data as of January 5, 2017 ** Includes approximate run - rate revenue pro forma for the acquisition of DenTek and pending acquisition of Fleet Prestige Brands Snapshot 78% * +2.0x vs. S&P 500 78% (1) ~$1 Billion ** $4.3 Billion *

8  ~ 85 % of portfolio now positioned for durable, consistent organic growth  Best - in - class ongoing FCF generation  $190M+ (6) of adjusted FCF expected for FY17  Completed 4 acquisitions since 2013 Investor Day , plus Fleet acquisition announcement 3 Key Drivers of Long - Term Shareholder Value

9 Repeatable and Consistently Disciplined Approach to M&A Eight Acquisitions in Past Six Years Platform Expansion Geographic Expansion 2010 2012 2013 2014 2011 April 2014 July 2013 April 2014 December 2011 December 2010 September 2010 November 2015 2015 North American Brands 2016 December 2016

10 27% 12% 12% 12% 11% 16% 11% Diversified Portfolio of Leading, Trusted Brands Women’s Health Cough/ Cold Analgesics Eye & Ear Care GI Skin Care Oral Care Source : OTC revenues for FY 16 Note: Pro forma for DenTek acquisition and pending Fleet acquisition; excludes Household

11 Company Brands Firmly Average Over $100MM at Retail FY 10 FY 13 Today (Pro Forma for Fleet) +2.1x +1.6x Source: IRI MULO+C - Store (Retail Dollar Sales).

12 II. Performance Highlights

13 Strong Financial Performance in First Half FY 17 Revenue of $424.6 million , up 6.6% versus 1H FY 16 (FY 17 Outlook +4.5% to 6.0%) Adjusted EPS of $1.22 (2) , up 8.9% versus 1H FY 16 (FY 17 Outlook +6% to +9% ($2.30 to $2.36) (5) Adjusted Free Cash Flow of $99.6 million (2) , up 12.0% versus 1H FY 16 (FY 17 Outlook $190 million or more) (6) Revenue growth of +2.6% (1) for Invest for Growth* portfolio consistent with consumption growth of 2.4% Record debt paydown of $150.5 million including proceeds from asset sales Invest for Growth portfolio is comprised of Core OTC brands and International; reported on a constant currency basis . Core OTC brands reflect: Monistat (after Q2 FY 16), BC/Goody’s, Clear Eyes, Dramamine, Debrox, Chloraseptic, Luden’s, Little Remedies, Compound W, Nix (after Q2 FY 16), Beano, Efferdent and The Doctor’s IRI multi - outlet + C - Store retail dollar sales for relevant period. Internat ional includes Canadian consumption for leading retailers, and Australia/ROW shipment data as a proxy for consumption *

14 Continued Strong and Consistent Consumption Growth for Invest for Growth Portfolio Source: Data reflects retail dollar sales percentage growth versus prior period for consumption growth and organic revenue growth. FY 15 and FY 16 data shown as previously presented for Core OTC. Q1 and Q2 FY 17 data for Invest for Growth portfolio is comprised of Core OTC brands and International. Organic Revenue Growth (1) Consumption Growth FY 15 4.1% 8.3% 3.3% 1.5% 3.5% 5.9% 4.4% 0.9% FY 16 Q1 * * Q2 FY 17 1H: 2.4% 1H: 2.6%

15 III. Fleet Overview

16 Transaction Overview ▪ On December 21 st Prestige Brands announced an agreement to acquire C.B. Fleet Company, Inc. for $825 million – Fleet has Revenue of approximately $205 * million – Purchase price represents ~11x Pro Forma Adjusted EBITDA, including expected synergies – Expected to be immediately accretive to EPS and Cash Flow from Operations exclusive of transaction, integration, and purchase accounting items * Revenue figure as of LTM ending September, 2016 ** Pro Forma Leverage ratio reflects net debt / covenant defined EBITDA Overview Strategic Rationale Expected Financing Timing  Highly complementary to Prestige’s current portfolio and categories of focus – Adds multiple market leading, scale consumer healthcare brands in attractive feminine hygiene, gastro - intestinal, and infant care categories – Adds another $100 million+, #1 power brand in women’s health  Transaction is expected to be financed with cash on hand, availability through Prestige’s existing credit facilities, the issuance of additional debt, and/or potential equity based on prevailing market conditions – Bank defined leverage at closing expected to be approximately 5.8x * * , consistent with level at time of Insight Pharmaceuticals  Acquisition is targeted to close in the first quarter of calendar 2017, subject to regulatory approval

17 Fleet Overview Infant Care Feminine Care Gastrointestinal Care #1 #1 #1 Source: IRI MULO L52 week period ending 11/27/16. A Leading Consumer Healthcare Company with Strong Heritage #4 ▪ Founded in 1869 and based in Lynchburg, VA ▪ Leading, privately - held Consumer Healthcare Company that manufactures and markets a cohesive portfolio of market - leading brands in the Feminine Care, Gastrointestinal Care and Infant Care categories ▪ Anchored by Summer’s Eve, an iconic mega brand that generated Revenue in excess of $125 million in 2016 and holds a strong #1 market position in the highly attractive and rapidly growing Feminine Hygiene category ▪ Fleet products are widely distributed across retail channels in North America ▪ Emerging and growing presence in selected international markets (~$20 million of Revenue) #3

18 2013A 2014A 2015A 2016 Sept. LTM 16.8% Feminine Care Gastrointestinal Care Infant Care Attractive Net Revenue Growth Focused Category Presence Note: Pie chart refers to approximate Fleet Revenue mix by category as of LTM ending September, 2016 High Single Digits CAGR A Focused, High Performing Portfolio

Summer's Eve® is the Market Leader in Largest and Fastest Growing Segment of Feminine Care

Feminine Hygiene Largest Segment*


Total Feminine Care: ~$850 million
Feminine Hygiene
39%
34% Vaginal Treatments
27% Intimacy Enhancements

Role Within Feminine Care

- Feminine Hygiene represents the **largest segment in the nearly $850 million Feminine Care Category**
- Feminine Hygiene growth is **meaningfully outpacing other segments** and **accelerating with shifts in consumers' attitudes**
- Unlike problem/solution vaginal treatments or intimacy enhancement products, Feminine Hygiene products are **part of consumers' daily usage regimen**
- Feminine Hygiene segment consists of both **external** (wash, cloths, sprays and powders) and **internal** (douche and suppositories) **daily cleansing and freshness** products

Fastest Growing*


Feminine Hygiene
Intimacy Enhancement
Vaginal Treatments
Feminine Care Category
+2.1x
2.3%
0.8%
0.9%
4.9%
5-Yr CAGR

Feminine Hygiene Market Share**


Total Feminine Hygiene: $320 million
Summer's Eve
52%
20%
14% (Private Label)
7%
3%
4%

* Source: IRI MULO L52 week period ending 11/27/16 (Retail Dollar Sales).
** Source: IRI MULO L52 week period ending 8/7/16 (Retail Dollar Sales).

PrestigeBrands 19

Fleet Portfolio Well Aligned with Focus OTC Categories for Prestige

	Gastro-Intestinal Care			Infant Care
Positioning	Fleet *Over 140 Years of Fast, Gentle, & Effective Relief*	PHAZYME *Serious Relief for Serious Gas & Heartburn*	Pedia-Lax *Keeping Kids Regular*	Boudreaux's Butt Paste *Let's Kick Some Rash*
Year Launched	1953	1970 (Acquired 2012)	2008	1978 (Acquired in 2011)
Key Categories	Enemas / Glycerin Suppositories	Anti-Gas	Pediatric Laxatives	Infant Care
% of Fleet Portfolio	~20%	~4%	~4%	~9%
Market Position and Share	#1	#3	#1	#4

Source: IRI MULO L52 week period ending 11/27/16

PrestigeBrands 20

21 Opportunity to Leverage World Class Manufacturing Platform  Wholly - owned 310,000 square foot facility in Lynchburg , VA on 14.9 acres  Efficient and scalable manufacturing capabilities include blow molding, processing, filling and packaging  ~ 65% of sales are manufactured in - house  Strong network of trusted co - manufacturing partners largely located in the U.S.  On - site R&D lab supports new product development Lynchburg , VA

22 IV. The Road Ahead

23 3 Key Drivers of Long - Term Shareholder Value Deliver Industry - Leading and Consistent Free Cash Flow Strategic and Disciplined M&A Strategy Grow Our Invest for Growth Portfolio  Portfolio of recognizable brands in attractive consumer health industry  Established expertise in brand - building and product innovation  Demonstrated ability to gain market share long - term  Strong and consistent cash flow driven by industry leading EBITDA margins, capital - lite business model & significant benefit of deferred taxes  Rapid deleveraging allows for expanded acquisition capacity and continued investment in brand building  Non - core brands’ contribution to cash flow  Debt repayment reduces cash interest expense and adds to EPS  Demonstrated track record of 7 successful acquisitions during the past 6 years  Effective consolidation platform positioned for consistent pipeline of opportunities  Proven ability to source from varied sellers  Fragmented industry and acquisition activity creates a consistent pipeline of opportunity

Strengthens Scale and Portfolio Composition

Meaningfully Enhanced Scale



+ ~1.2x
~$800
~$1,000
Standalone
Pro Forma

Achieve "Invest for Growth" Target



+ ~5% pts
~80%
~85%
Standalone
Pro Forma

Improved Key Category Exposure (Pro Forma)



Dermalogicals
Oral Care
Women's Health
Eye & Ear Care
Cough/Cold
Analgesics
Fleet
Pedia-Lax
Gastrointestinal

Greater Proportion of #1 / #2 Brands



+ ~5% pts
~70%
~75%
Standalone
Pro Forma

Dollar values in millions
Note: All charts refer to Revenue or Revenue mix as % of total

PrestigeBrands 24

Industry Leading Free Cash Flow Provides Rapid Deleveraging

- Superior EBITDA margin profile
- Largely outsourced manufacturing with minimal capital outlays
- Disciplined acquisition strategy with proven integration synergies
- Low cash tax rate from significant long-term tax attributes

Adjusted Free Cash Flow in Millions[2]


$59
$86
$67
$127
$130
$164
$183
$190[6]
FY10
FY11
FY12
FY13
FY14
FY15
FY16
FY17E

Recent Opportunistic Divestitures Accelerate Deleveraging

Timing	Brands Divested	Gross Proceeds
December 2016	ept Family Planning Solutions	**$110+ million** Total Gross Proceeds Year-to-Date
December 2016	Dermoplast	
August 2016	Comet	
July 2016	new-skin, PediaCare, Fiber Choice	

- FY17 strategic divestitures aid deleveraging, shift in focus towards core "invest-for-growth" portfolio
- Prestige consistently generates strong cash flow, rapidly delevers, and will continue to review its portfolio to further monetize assets and accelerate deleveraging when appropriate

PrestigeBrands 25

26 Industry Leading Free Cash Flow Provides Rapid Deleveraging 3.2x 3.5x 5.3x 5.0x 4.3x 4.3x 5.8x 5.2x 5.0x ~5.8x ~5.0x FY 10 FY 11 Q2 FY 11 FY 12 FY 13 FY 14 Q2 FY 15 FY 15 FY 16 FY 17E FY 18E North American Brands * Pro Forma Leverage ratio reflects net debt / covenant defined EBITDA Historical and Estimated Leverage Ratio *

27 Prestige’s Value Proposition Diversified Portfolio of Leading, Trusted Brands 1 Leading Branded Competitor Across Key Categories 2 Established Organic Growth Playbook 3 Scalable and Efficient Platform 4 Organic Growth Reinforced by M&A 5 Superior Shareholder Value Creation + + + +

28 28 Q&A

29 Appendix (1) Organic Revenue Growth on a constant currency basis is a Non - GAAP financial measure and is reconciled to its most closely related GAAP financial measure in our earnings release in the “About Non - GAAP Financial Measures ” section . (2) Adjusted G&A, Adjusted EBITDA, Adjusted EBITDA Margin, Adjusted Net Income, Adjusted EPS, Adjusted Free Cash Flow are Non - GAAP financial measures and are reconciled to their most closely related GAAP financial measures in the attached Reconciliation Schedules and in our earnings release in the “About Non - GAAP Financial Measures” section. Adjusted Free Cash Flow is a Non - GAAP financial measure and is reconciled to GAAP net income for each of the fiscal years ended March 31, 2010 through March 31, 2016 in Exhibit 99.2 to our Form 8 - K dated May 12, 2016. (3) Leverage ratio reflects net debt / covenant defined EBITDA. (4) Operating cash flow is equal to GAAP net cash provided by operating activities. (5) Adjusted EPS for FY 17 is a projected Non - GAAP financial measure, is reconciled to projected GAAP EPS in our earnings release in the “About Non - GAAP Financial Measures” section and is calculated based on projected GAAP EPS of $1.55 to $1.61 plus $0.08 of costs associated with DenTek integration plus $0.67 of costs associated with the loss on sale of assets, resulting in $2.30 to $2.36. (6) Adjusted Free Cash Flow for FY 17 is a projected Non - GAAP financial measure, is reconciled to projected GAAP Net Cash Provided by Operating Activities in our earnings release in the “About Non - GAAP Financial Measures” section and is calculated based on projected Net Cash Provided by Operating Activities of $191 million less projected capital expenditures of $4 million plus payments associated with acquisitions of $3 million .

30 Reconciliation Schedules Three Months Ended Sept. 30, Six Months Ended Sept. 30, 2016 2015 2016 2015 (In Thousands) GAAP Total Revenues $ 215,052 $ 206,065 $ 424,627 $ 398,197 Adjustments: DenTek revenues (17,214) - (33,841) - Revenues associated with divested brands - (6,922) - (6,922) Total adjustments (17,214) (6,922) (33,841) (6,922) Non - GAAP Organic Revenues 197,838 199,143 390,786 391,275 Organic Revenue Growth (Decline) (0.7%) (0.1%) Impact of foreign currency exchange rates (76) (905) Non - GAAP Organic Revenues on a constant currency basis $ 197,838 $ 199,067 $ 390,786 $ 390,370 Constant Currency Organic Revenue Growth (0.6%) 0.1% Organic Revenue Growth

31 Adjusted G&A Reconciliation Schedules Cont’d Three Months Ended Sept. 30, Six Months Ended Sept. 30, 2016 2015 2016 2015 (In Thousands) GAAP General and Administrative Expense $ 18,795 $ 16,462 $ 38,252 $ 34,051 Adjustments: Costs Associated with CEO transition - - - 1,406 Legal and professional fees associated with acquisitions and divestitures 101 - 585 - Integration, transition and other costs associated with acquisitions and divestitures 1,420 - 3,061 - Total adjustments 1,521 - 3,646 1,406 Non - GAAP Adjusted General and Administrative Expense $ 17,274 $ 16,462 $ 34,606 $ 32,645 Non - GAAP Adjusted General and Administrative Expense Percentage 8.0% 8.0% 8.1% 8.2%

32 Reconciliation Schedules Cont’d Adjusted EBITDA Three Months Ended Sept. 30, Six Months Ended Sept. 30, 2016 2015 2016 2015 (In Thousands) GAAP Net (Loss) Income $ 32,195 $ 31,803 $ 26,664 $ 57,976 Interest expense, net 20,830 20,667 41,957 42,551 (Benefit) provision for income taxes 18,033 17,428 14,651 31,425 Depreciation and amortization 6,016 5,687 12,848 11,407 Non - GAAP EBITDA 77,074 75,585 96,120 143,359 Adjustments: Costs associated with CEO transitions - - - 1,406 Legal and professional fees associated with acquisitions and divestitures 101 - 585 - Integration, transition and other costs associated with acquisitions and divestitures 1,420 - 3,061 - Loss on extinguishment of debt - - - 451 (Gain) loss on sale of assets (496) - 54,957 - Total adjustments 1,025 - 58,603 1,857 Non - GAAP Adjusted EBITDA $ 78,099 $ 75,585 $ 154,723 $ 145,216 Non - GAAP Adjusted EBITDA Margin 36.3% 36.7% 36.4% 36.5%

33 Adjusted Net Income and Adjusted EPS Reconciliation Schedules Cont’d Three Months Ended Sept. 30, Six Months Ended Sept. 30, 2016 2015 2016 2015 Net Income EPS Net Income EPS Net Income EPS Net Income EPS (In Thousands) GAAP Net Income $ 32,195 $ 0.60 $ 31,803 $ 0.60 $ 26,664 $ 0.50 $ 57,976 $ 1.09 Adjustments: Costs associated with CEO transition - - - - - - 1,406 0.03 Legal and professional fees associated with acquisitions and divestitures 101 - - - 585 0.01 - - Integration, transition and other costs associated with acquisitions and divestitures 1,420 0.03 - - 3,061 0.06 - Accelerated amortization of debt origination costs due to sale of assets 1,131 0.02 - - 1,131 0.02 - Loss on extinguishment of debt - - - - - - 451 0.01 (Gain) loss on sale of assets (496) (0.01) - - 54,957 1.03 - - Tax impact of adjustments (566) (0.01) - - (21,224) (0.40) (657) (0.01) Total Adjustments 1,590 0.03 - - 38,510 0.72 1,200 0.03 Non - GAAP Adjusted Net Income and Adjusted EPS $ 33,785 $ 0.63 $ 31,803 $ 0.60 $ 65,174 $ 1.22 $ 59,176 $ 1.12

34 Reconciliation Schedules Cont’d Adjusted Free Cash Flow Three Months Ended Sept. 30, Six Months Ended Sept. 30, 2016 2015 2016 2015 (In Thousands) GAAP Net (Loss) Income $ 32,195 $ 31,803 $ 26,664 $ 57,976 Adjustments: Adjustments to reconcile net (loss) income to net cash provided by operating activities as shown in the Statement of Cash Flows 9,592 20,040 66,388 42,896 Changes in operating assets and liabilities, net of effects from acquisitions as shown in the Statement of Cash Flows 7,744 (4,774) 7,230 (10,282) Total Adjustments 17,336 15,266 73,618 32,614 GAAP Net cash provided by operating activities 49,531 47,069 100,282 90,590 Purchase of property and equipment (509) (903) (1,404) (1,683) Non - GAAP Free Cash Flow 49,022 46,166 98,878 88,907 Integration, transition and other payments associated with acquisitions and divestitures 352 - 683 - Non - GAAP Adjusted Free Cash Flow $ 49,374 $ 46,166 $ 99,561 $ 88,907

35 Reconciliation Schedules Cont’d Projected EPS Projected Free Cash Flow 2017 Projected EPS Low High Projected FY'17 GAAP EPS $ 1.55 $ 1.61 Adjustments: Costs associated with DenTek integration 0.08 0.08 Loss on sale of assets 0.67 0.67 Total Adjustments 0.75 0.75 Projected Non - GAAP Adjusted EPS $ 2.30 $ 2.36 2017 Projected Free Cash Flow (In millions) Projected FY'17 GAAP Net Cash provided by operating activities $ 191 Additions to property and equipment for cash (4) Projected Non - GAAP Free Cash Flow 187 Payments associated with acquisitions 3 Adjusted Non - GAAP Projected Free Cash Flow 190